EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, John Breeman, Chief Financial Officer of Voltari Corporation (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Registrant’s annual report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 31, 2015

/s/ John Breeman
John Breeman
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Voltari Corporation and will be retained by Voltari Corporation and furnished to the Securities and Exchange Commission or its staff upon request.